UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 4, 2007
DEARBORN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Michigan	000-24478	38-3073622
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1360 Porter Street, Dearborn, Michigan	48124
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 313-565-5700
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-l2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On January 4, 2007, Dearborn issued a press release announcing the consummation of the merger of Fidelity Financial Corporation of Michigan, a bank holding company headquartered in Birmingham, Michigan (“Fidelity”) into it pursuant to an Agreement and Plan of Merger, dated as of September 14, 2006 (the “Merger Agreement”). Fidelity is the bank holding company for Fidelity Bank.
For additional information, reference is made to the press release dated January 4, 2007, which is included as Exhibit 99.1 and is incorporated herein by reference thereto.
Item 9.01 Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) The following exhibit is included with this Report:

99.1	Press Release dated January 4, 2007, announcing consummation of the merger.
The information in this Form 8-K and the attached Exhibits shall not be deemed filed or purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dearborn Bancorp, Inc. (Registrant)

/s/ Jeffrey L. Karafa

Jeffrey L. Karafa
Vice President, Treasurer and Chief Financial Officer
Date: January 4, 2007

EXHIBIT INDEX

99.1	Press release dated January 4, 2007 announcing consummation of the merger.